SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 13, 2012, Columbus McKinnon Corporation (the “Company”) entered into the fourth amendment (the “Amendment”) to its existing Fourth Amended and Restated Credit Agreement (the “Revolving Credit Agreement”) dated as of December 31, 2009 among the Company and certain subsidiaries of the Company party thereto (together with the Company, the “Borrowers”); Bank of America, N.A., JP Morgan Chase Bank, N.A., RBS Citizens Bank, N.A., M&T Bank, PNC Bank, N.A., and Credit Suisse AG Cayman Islands Branch as lenders (the “Lenders”); and Bank of America, N.A. as Administrative Agent, Letter of Credit Issuer, and Swing Line Lender.  The Amendment, among other things, provides for the proposed global legal entity restructuring and related, required change of a share pledge agreement. The Amendment also makes certain other modifications to the terms of the Revolving Credit Agreement to facilitate the operations of various newly created holding companies.  As of February 10, 2011, other than the outstanding letter of credit balance of $14,763,145.10, the Company has no borrowings under the Revolving Credit Agreement.  As of December 31, 2011, the most recent fiscal quarter, the Company was in compliance with its debt covenants under the terms of the Revolving Credit Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1
Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 31, 2009, among the Company and certain subsidiaries of the Company party thereto, Bank of America, N.A., JP Morgan Chase Bank, N.A., RBS Citizens Bank, N.A., M&T Bank, PNC Bank, N.A., and Credit Suisse AG Cayman Islands Branch, dated as of February 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

	By:	/s/ Gregory P. Rustowicz
	Name:	Gregory P. Rustowicz
	Title:	Vice President and Chief Financial Officer
(Principal Financial Officer)
Dated: February 15, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 31, 2009, among the Company and certain subsidiaries of the Company party thereto, Bank of America, N.A., JP Morgan Chase Bank, N.A., RBS Citizens Bank, N.A., M&T Bank, PNC Bank, N.A., and Credit Suisse AG Cayman Islands Branch, dated as of February 13, 2012.